                                                                    EXHIBIT 99.3


                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR




The undersigned hereby consents to the inclusion of his name and the reference to him as a person about to become a director under the caption "The Merger Agreement -- Conduct of business following the merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Identix Incorporated on April 25, 2002.





Dated: April 25, 2002



                                                    /s/ Joseph J. Atick
                                                    ____________________________


                                                    Joseph J. Atick

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR





The undersigned hereby consents to the inclusion of his name and the reference to him as a person about to become a director under the caption "The Merger Agreement -- Conduct of business following the merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Identix Incorporated on April 25, 2002.





Dated: April 25, 2002



                                                   /s/ John E. Haugo
                                                   _____________________________


                                                   John E. Haugo

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR




The undersigned hereby consents to the inclusion of his name and the reference to him as a person about to become a director under the caption "The Merger Agreement -- Conduct of business following the merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Identix Incorporated on April 25, 2002.





Dated: April 25, 2002



                                                   /s/ George Latimer
                                                   _____________________________


                                                   George Latimer

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR




The undersigned hereby consents to the inclusion of his name and the reference to him as a person about to become a director under the caption "The Merger Agreement -- Conduct of business following the merger" in the Joint Proxy Statement/Prospectus, constituting a part of the Registration Statement on Form S-4 filed by Identix Incorporated on April 25, 2002.





Dated: April 25, 2002



                                                   /s/ John E. Lawler
                                                   _____________________________


                                                   John E. Lawler